Pledge of Assets - Carrying Value of Group's Assets Pledged to Secure Credit Facilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Disclosure Of Pledged Assets [abstract]
Bank deposits	¥ 33,500	$ 4,872	¥ 35,200
Property, plant and equipment	53,745	7,817	59,750
Prepaid lease payments	56,116	8,162	57,656
Total assets pledged as security	¥ 143,361	$ 20,851	¥ 152,606